UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________

FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026
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RTX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Wilson Blvd.,                                    Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

(781)   522-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Shareowners on April 30, 2026. As of March 3, 2026, the record date for the meeting, 1,345,974,220 shares of Company common stock were issued and outstanding. A quorum of 1,194,489,831 shares of common stock was present or represented at the meeting. Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 9, 2026.

1)
Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2027 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy A. Atkinson	1,024,829,855	19,226,248	1,880,156	148,553,572
Christopher T. Calio	1,016,311,707	27,803,159	1,821,393	148,553,572
Leanne G. Caret	1,030,281,922	13,729,836	1,924,501	148,553,572
Bernard A. Harris, Jr.	1,031,640,417	12,309,610	1,986,232	148,553,572
George R. Oliver	1,009,990,771	33,352,993	2,592,495	148,553,572
Ellen M. Pawlikowski	1,032,314,692	11,763,835	1,857,732	148,553,572
Denise L. Ramos	1,020,920,779	22,468,559	2,546,921	148,553,572
Fredric G. Reynolds	1,019,834,007	24,120,266	1,981,986	148,553,572
Brian C. Rogers	1,030,612,420	13,355,210	1,968,629	148,553,572
Robert O. Work	975,945,794	67,932,773	2,057,692	148,553,572

2)	A proposal that shareowners approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,006,669,958	35,108,448	4,157,853	148,553,572

3)
A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as the Company’s Independent Auditor for 2026 until the next Annual Meeting in 2027. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
1,136,798,685	56,260,230	1,430,916

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTX CORPORATION
(Registrant)

Date: May 4, 2026	By:	/s/ Edward G. Perrault
Edward G. Perrault
Senior Vice President & Secretary